Stock Plans and Stock-Based Compensation - Estimated Weighted-Average Grant Date Fair Value (Detail) (USD $)	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012
Disclosure Of Compensation Related Costs Sharebased Payments [Abstract]
Expected term	6 years	6 years 3 months
Expected volatility	92.00%	100.00%
Risk-free interest rate	1.76%	1.01%
Expected dividend yield	0.00%	0.00%
Weighted-average grant date fair value per share	$ 3.76	$ 3.97